SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 27, 2006


Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3094910
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 8.01.           Other Events
                     ------------

     The Amended and Restated Limited Partnership Agreement is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Report.


Item 9.01.        Financial Statements And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable

                  (d)      Exhibits

                           99.1 Amended and Restated Limited Partnership Agreement of Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS V, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  February 27, 2006           By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.